UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 3, 2006
 (Date of earliest event reported)

LaserCard Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-06377	77-0176309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 N. Shoreline Boulevard, Mountain View, California 94043
(Addresses of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 969-4428

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LaserCard Corporation Reports Q1 FY07 Results
August 3, 2006

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index

LaserCard Corporation Reports Q1 FY07 Results
August 3, 2006

Item 2.02. Results of Operations and Financial Conditions.

On August 3, 2006, Registrant announced via news release its results for its first quarter of fiscal year 2007, ended June 30, 2006. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Registrant’s News Release dated August 3, 2006, is furnished pursuant to Item 2.02 of Form 8-K.

LaserCard Corporation Reports Q1 FY07 Results
August 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 3rd day of August, 2006.

LaserCard Corporation
(Registrant)

By: /s/ STEVEN G. LARSON
       Steven G. Larson
      Vice President, Finance and Chief Financial Officer

LaserCard Corporation Reports Q1 FY07 Results
August 3, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Registrant’s News Release dated August 3, 2006, is furnished pursuant to Item 2.02 of Form 8-K